Income tax	6 Months Ended
Feb. 28, 2022
Income tax

11.	Income tax

Income tax expense is recognized based on management’s estimate of the weighted average annual income tax rate expected for the full financial year. During the three months ended February 28, 2022, the Company recorded net income at its Buckreef Gold Project and recognized a current income tax payable of $151 (August 31, 2021 - $nil) based on the current Tanzanian statutory tax rates. The maximum amount of tax losses that a business can utilize in Tanzania is 70% of its net profit for the current year. The remaining 30% net profit is subject to a statutory tax rate of 30% for an effective tax rate of 9%.